Leading a powerful clean energy transition

EEI Financial Conference
November 2026



MGE ENERGY

Cautionary Note – Forward-Looking Information

Certain matters discussed in this presentation include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Such forward-looking statements are based on historical performance and current expectations, estimates, forecasts and projections about our future financial results, goals, plans, commitments, strategies and objectives, particularly related to future load growth, revenues, expenses, capital expenditures and rate recovery, financial resources, regulatory matters, and the scope and expense associated with future environmental regulation. Such statements involve inherent risks, assumptions and uncertainties, known or unknown, including internal or external factors that could delay, divert or change any of them, that are difficult to predict, may be beyond our control and could cause our future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. Words such as "believe," "expect," "anticipate," "estimate," "could," "should," "intend," "will," "commit," "target," "plan" and other similar words, and words relating to goals, targets and projections, generally identify forward-looking statements. Both MGE Energy, Inc. ("MGE Energy" or the "Company"), and Madison Gas and Electric Company ("MGE") caution investors that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed or implied. Those risks and uncertainties include those described in MGE Energy's Annual Report on Form 10-K for the year ended December 31, 2025 (the "2025 Form 10-K"), under the heading "Risk Factors" and elsewhere, and in other reports filed with the Securities and Exchange Commission (the “SEC”). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. MGE Energy and MGE undertake no obligation to publicly update or revise any forward-looking statement to reflect events or circumstances after the date of this presentation, whether as a result of new information, future events, changed circumstances or otherwise, except as required by law.

Company Mission and Values

MGE Energy is an investor-owned public utility holding company headquartered in the state capital of Madison, Wis. MGE Energy is the parent company of MGE, your community energy company. With roots in the community dating back more than 150 years, the utility provides affordable natural gas and electric service in south-central and western Wisconsin.

Safety

Safety is a core value at MGE. The safety of our employees, customers and communities is our top priority.

Reliability

We invest in our people and in our systems to help ensure top-ranked energy reliability that helps to maintain the economic health and vitality of the communities we serve.

Sustainability

With a commitment to transparency, accountability and continuous improvement, we take a holistic and proactive approach to sustainable practices company-wide.

Equity

We are committed to equity and inclusion in our service to our customers, in our workplace and in our broader community, and we value diverse perspectives, ideas, cultures and backgrounds.

Engagement

We are dedicated to engagement, partnership and collaboration to best serve our customers and the broader community.

MGE ENERGY®

Company Highlights

Diversified Customer Base and Revenue Profile

Resilient Revenue Stream and Customer Base

- Electric service to ~170,000 customers located in the city of Madison and adjacent areas[1]
  - Accounts for ~72% of regulated revenue
  - 87% residential; 13% commercial or industrial
- Natural gas to ~180,000 customers[1]
  - Accounts for ~28% of regulated revenue
  - 90% residential; 10% commercial or industrial

Regulated, Highly Visible Growth

Forecasted capital investment of ~$2.0B from 2027 through 2031

- Increased dividend by 7% in 2026
- 51 consecutive years of dividend increases
- Historical 5-Year EPS CAGR[3] of 7.4%
- Consistently earning an ROE near authorized levels[4]
- Seeking Net-Zero Carbon Electricity by 2050

Strong Financial Profile

Stable Earnings Growth with Strong Balance Sheet

- Predominantly regulated earnings
- Strong liquidity and cash position
- Conservative financial policies that are designed to achieve strong credit quality
- MGE's Credit Ratings[2]
  - S&P: AA- (Stable)
  - Moody's: Aa2 Secured (Stable)
    A1 Unsecured (Stable)

Constructive Regulatory Backdrop

Premium service territory with constructive regulation

- Single state utility jurisdiction regulated by Public Service Commission of Wisconsin (PSCW)
- Forward-looking test years
- Equity layer of ~56% and ROE of 9.8% authorized through 2027
- Preapproval from regulator for major construction projects
- Regulatory mechanisms for recovery of significant expenses and historical approval of various expense deferrals

See slides 31-32 for endnotes.

Core Businesses Aligned to Pure Play Regulated Utility Strategy

MGE ENERGY®

- Madison Gas and Electric Company
- Nonregulated Energy (Leased Generation)[1]
- Transmission Investment (ATC)[2]
- All Others[3]

Regulated electric and natural gas utility (~75% of 2025 net income)

Non-regulated generation resources providing energy supply to MGE under long-term leases with fixed returns (~18% of 2025 net income)

Transmission investment regulated by FERC (~7% of 2025 net income)

Investments in companies and property that relate to the regulated operations through various wholly owned subsidiaries and corporate functions (<1% of 2025 net income)

Over 99% of assets dedicated to regulated and quasi-regulated utility operations

See slides 31-32 for endnotes.

Earnings and Dividends Growth

Diluted Earnings Per Share


5-Year CAGR1: 7.4%
$2.92
$3.07
$3.25
$3.33
$3.72
2021
2022
2023
2024
2025

Dividends Per Share


5-Year CAGR1: 5.0%
$1.52
$1.59
$1.67
$1.76
$1.85
2021
2022
2023
2024
2025

Increased Dividend by 7% in Q3 2026
51 Consecutive Years of Dividend Growth

See slides 31-32 for endnotes.

MGE ENERGY

Service Territory Highlights

MGE's service territory is anchored by Wisconsin's premier growth market, supported by a diversified economy, leading employers, and sustained population growth.

- Dane County projected ~43% population growth through 2050 – highest in Wisconsin[1]
- Seat of State government
- Home to the flagship University of Wisconsin-Madison
- Several large regional medical centers
- Robust biotech industry and entrepreneurial community
- 2.9% unemployment, which is below U.S. average[2]


Wisconsin
MGE Gas/Electric Service
MGE Gas Service

MGE Customer Growth

Customer Counts


185,000
170,000
155,000
140,000
2020
2021
2022
2023
2024
2025
1.6% CAGR3
Gas Customers
Electric Customers

See slides 31-32 for endnotes.

Constructive Regulatory Environment

- Forward-looking test years
- Historical approval of various expense deferrals
- Fuel Rules (2% bandwidth) and Gas Cost Recovery Mechanism
- Preapproval from regulator for major construction projects (Certificate of Authority projects)
- Current return on 50% of Construction Work in Progress (CWIP) or 100% AFUDC on major construction projects
- Escrow treatment received for transmission, Elm Road Generating Station, pension and Other Post-Employment Benefits (OPEB), and bad debt expense
- Deferral treatment for changes in legislation impacting tax credits

S&P and Moody's view the state regulatory environment as highly credit supportive and view MGE's relationship with the PSCW as constructive

PSCW Regulators

WISCONSIN COMMISSIONERS	PARTY	TERM BEGAN	TERM ENDS
Summer Strand (Chair)	D	Mar 2023	Mar 2029
Kristy Nieto*	D	Feb 2024	Mar 2031
Marcus Hawkins*	D	Apr 2024	Mar 2027

* Pending confirmation

- PSCW Commissioners remain focused on stability and prudent management of the regulatory compact
- Constructive rate outcomes and continued support of construction projects

Public Service Commission of Wisconsin

- Gubernatorial appointment, Senate confirmation
- Chair: Gubernatorial appointment
- 6-year staggered terms

Current and Upcoming Rate Cases

2026–2027 Rate Case Outcomes		
TERMS ($000s where applicable)	APPROVED 2026 TY	APPROVED 2027 TY
Average Electric Rate Base	$1,346,269	$1,537,938
Average Gas Rate Base	$375,594	$393,558
Average Common Stock Equity	$1,115,374	$1,180,187
Regulatory Equity Layer	56.09%	56.05%
Authorized ROE[1]	9.80%	9.80%
Increase in Base Rates	0.15% Elec 2.77% Gas	2.31% Elec[2] 2.04% Gas

Excludes Certificate of Authority (CA) projects that were not included in 2026/2027 Rate Case.
More information on AFUDC for related CA projects on slide 27 in Appendix.

<u>2028–2029 Test Years Anticipated Rate Case Timeline</u>

- Application filed with PSCW - By April 1, 2027
- PSCW final decision - Late 2027
- New rates effective - January 1, 2028

See slides 31-32 for endnotes.

Customer Affordability

Average residential electric customer bill as percentage of Wisconsin median household income[1,2]


2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
1.63%
1.45%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
MGE
Wisconsin Peer Average

MGE works hard to keep costs at an affordable level for all customers. An MGE residential electric customer bill as a percentage of customer wallet at 1.45% is below the Wisconsin utility peer average of 1.63%.

MGE's affordability as a percentage of customer wallet has improved 24% since 2015.

See slides 31-32 for endnotes.

MGE ENERGY

Prepared to Serve Large-Load Customers

MGE has taken steps to prepare to serve future large-load customers. MGE will take appropriate steps to disclose large-load commitments and impacts, if one would materialize and locate with the MGE service territory.

MGE filed Very Large Customer (VLC) and Bespoke Resources tariffs in July 2026 to establish rate structures for serving large-load customers

- Tariffs are pending approval from the Public Service Commission of Wisconsin
- VLC tariff would apply to future customers with loads above 100 MW
- Designed to allocate customer-specific costs to the customers driving those costs

Strong access to high-voltage transmission, supporting timely and cost-competitive interconnection


345kV Transmission
138kV Transmission
MGE Electric Service Territory
Dane
Deforest
North Bristol
Windsor
Sun Prairie
Marsh Valley
Shorewood Hills
Madison
Monona
Cottage Grove
Verona
Kegonsa
Blue Mounds

MGE electric service territory and transmission network in the greater Madison area.

Capital Program Focused on Reliability and Sustainability



Projected Capital Expenditures[1]
$600
$400
$200
$0
($ millions)
$594
$345
$349
$354
$358
Includes ~$203 million RockGen Purchase
2027
2028
2029
2030
2031
Electric Utility
Gas Utility
Nonregulated[2]

Total 5-Year Capital Expenditures: $2.0 billion

See Cautionary Note - Forward-Looking Information at the beginning of this presentation.
See slides 31-32 for endnotes.

Balanced Funding Approach for Capital Investment Plan

Backed by Solid Balance Sheet and Strong Cash Flows

Financing capital investments with internally generated cash flow and a balance of new debt and common equity

- Financing mix to support MGE's authorized equity layer
- 100% of equity needs through 2031 under current capital plan secured with $250M offering in May 2026[1]
- Remaining funding requirements to be satisfied with cash from operations and incremental debt

✓ Committed to maintaining top-tier credit ratings within utility industry

✓ Flexibility to opportunistically execute $100M ATM program to address potential future increased capital needs[2]

See Cautionary Note - Forward-Looking Information at the beginning of this presentation.
See slides 31-32 for endnotes.

MGE ENERGY

Strong Credit Ratings[1]

S&P (UTILITY RATINGS)	
Corporate credit	AA-
Business risk	Excellent
Commercial paper	A-1+
Outlook	Stable

- Effective management of regulatory risk
- Credit supportive regulatory environment
- Focus on regulated vertically integrated electric and natural gas distribution operations
- Healthy service territory with limited industrial exposure

Source: S&P, October 2026

MOODY'S (UTILITY RATINGS)	
Secured	Aa2
Unsecured	A1
Commercial paper	P-1
Outlook	Stable

- Credit supportive regulatory environment
- History of consistently strong financial metrics
- Stable rating outlook assumes future prudently incurred investments will be recovered

Source: Moody's, October 2026

See slides 31-32 for endnotes.

Acquisition of Joint Interest in RockGen Energy Center

MGE to acquire 168 MW (33.4%) of the RockGen natural gas-fired plant from Dairyland Power Cooperative

- $203 million transaction expected to close in late 2027, subject to PSCW approval
- Cost-effective natural gas plants add needed reliability and balance to the electric system while MGE continues to transition away from coal-fired generation and add more renewable capacity to MGE's generation mix



Image courtesy of Dairyland Power Cooperative

RockGen Energy Center

- 503-MW natural gas combustion turbine
- Located near Cambridge, Wisconsin
- In service since 2001

Clean Energy Investments Driving Growth





MGE Renewable and Battery Storage Projects
Complete
In Progress
Proposed
Superior Solar 15 MW (2028)
Michigan
Wisconsin
Minnesota
Iowa
Saratoga Solar 15 MW (2028)
Saratoga Battery Energy Storage 5 MW (2028)
Akron Solar 20 MW (2029)
Dawn Break Solar 18 MW (2029)
Dawn Break Battery Energy Storage 18 MW (2029)
Emerald Bluffs Solar 22.5 MW (2029)
Top of Iowa Wind Farm 30 MW (2008)
Saratoga Wind Farm 66 MW (2019)
Red Barn Wind Farm 9.16 MW (2023)
White Tail Wind Farm 6.7 MW (2027)
Badger Hollow I Solar 50 MW (2021)
Badger Hollow II Solar 50 MW (2023)
Badger Hollow Wind Farm 11.2 MW (2027)
Fox Solar 10 MW (2028)
Rosiere Wind Farm 11 MW (1999)
Two Creeks Solar 50 MW (2020)
Forward Energy Center 17.6 MW (2018)
- Forward Wind Repower (2027)
Columbia Energy Storage 3.4 MW (2028)
High Noon Solar Energy Center 30 MW (2027)
High Noon Battery Energy Storage 16.5 MW (2027)
Good Oak Solar 9.8 MW (2028)
Gristmill Solar 6.7 MW (2028)
Ursa Solar 20 MW (2028)
Koshkonong Solar Energy Center 30 MW (2026)
Koshkonong Battery Energy Storage 16.5 MW (2027)
Dawn Harvest Solar 15 MW (2027)
Darien Solar Energy Center 25 MW (2025)
Darien Battery Energy Storage 7.5 MW (2027)
Paris Solar 20 MW (2024)
Paris Battery Energy Storage 11 MW (2025)
Madison Area
Solar
Shared Solar 0.5 MW (2017)
Dane County Airport Solar 10 MW (2020)
Morey Field Solar 5.6 MW (2020)
O'Brien Solar Fields 22 MW (2021)
Hermsdorf Solar Fields 8 MW (2022)
Tyto Solar 6 MW (2024)
Strix Solar 6 MW (2025)
Pine Hill Solar 6 MW (2026)
Sunnyside Solar Energy Center 20 MW (2026)
Nine Springs Solar 8 MW (2027)
Six Mile Solar 6 MW (2027)
Battery Energy Storage
Blount Battery Energy Storage 7 MW (2026)
Huiskamp Battery Energy Storage 7 MW (2026)
Sunnyside Battery Energy Storage 40 MW (2027)
West Middleton Battery Energy Storage 7 MW (2026)
This map was updated October 2026

Expanding Generation and Storage Portfolio

Project	Source	MGE Nameplate Capacity	Anticipated MGE Investment ($M)[1]	MGE Ownership Interest	Anticipated Approval	Anticipated In-Service Date
Sunnyside	Solar	20 MW	$42[2]	100%	Approved	2026
Koshkonong	Solar	30 MW	$63[2,3]	10%	Approved	2026
High Noon	Solar	30 MW	$64[2]	10%	Approved	2027
Dawn Harvest	Solar	15 MW	$34[2]	10%	Approved	2027
Ursa	Solar	20 MW	$46[2]	10%	Approved	2028
Good Oak	Solar	9.8 MW	$22[2]	10%	Approved	2028
Gristmill	Solar	6.7 MW	$15[2]	10%	Approved	2028
Saratoga	Solar	15 MW	$35[2]	10%	Approved	2028
Fox	Solar	10 MW	$27	10%	Q4 2026	2028
Superior	Solar	15 MW	$40	10%	Q4 2026	2028
Akron	Solar	20 MW	$52	10%	Q4 2026	2029
Dawn Break	Solar	18 MW	$42	10%	Q4 2026	2029
Emerald Bluffs	Solar	22.5 MW	$57	10%	Q4 2026	2029

Project	Source	MGE Nameplate Capacity	Anticipated MGE Investment ($M)[1]	MGE Ownership Interest	Anticipated Approval	Anticipated In-Service Date
Badger Hollow	Wind	11.2 MW	$36[2]	10%	Approved	2027
Whitetail	Wind	6.7 MW	$23	10%	Approved	2027
Forward Repower	Wind	18 MW	$14[2]	13%	Approved	2027

See slides 31-32 for endnotes.

MGE ENERGY

Expanding Generation and Storage Portfolio

Project	Source	MGE Nameplate Capacity	Anticipated MGE Investment ($M)[1]	MGE Ownership Interest	Anticipated Approval	Anticipated In-Service Date
Sunnyside	Battery	40 MW	$70[2]	100%	Approved	2027
Darien	Battery	7.5 MW	$18[2,3]	10%	Approved	2027
Koshkonong	Battery	16.5 MW	$30[2,3]	10%	Approved	2027
High Noon	Battery	16.5 MW	$35[2]	10%	Approved	2027
Columbia Energy Dome[4]	Storage	3.4 MW	$22[2,3]	19%	Approved	2028
Saratoga	Battery	5 MW	$11[2]	10%	Approved	2028
Dawn Break	Battery	18 MW	$36	10%	Q4 2026	2029

Project	Source	MGE Nameplate Capacity	Anticipated MGE Investment ($M)[1]	MGE Ownership Interest	Anticipated Approval	Anticipated In-Service Date
RockGen[5]	Natural Gas	168 MW	$203	33%	Q2 2027	2027
Elm Road[6]	Natural Gas Conversion	106 MW	$11	8%	Q4 2026	2028

See slides 31-32 for endnotes.

MGE ENERGY

Ongoing Transition Toward Cleaner Energy

Climate Transition and Our Business

MGE Energy is investing in renewable generation and innovative energy solutions to advance portfolio sustainability while improving grid resilience and maintaining energy affordability. The company continues to work toward its sustainability goals cost-effectively.

Strategies for Deep Decarbonization

- Grow MGE's use of renewable energy
- Further engage customers in energy efficiency through optional programs (i.e., MGE Connect, Charge Ahead)
- Electrify transportation and other end uses

Ongoing Transition Away from Coal

- Enhancing fuel flexibility at Elm Road Generating Station
  - Elm Road units are expected to be fully transitioned away from coal by end of 2032
- MGE, as a minority owner, and other co-owners continue to evaluate transitioning away from coal at the Columbia Energy Center, including potential alternatives while maintaining electric service reliability

2050
Net-zero carbon electricity

2035
Net-zero methane

2030
100% all-electric or plug-in hybrid light-duty vehicles

APPENDIX

Third Quarter EPS by Segment

Three Months Ended September 30



2026
$1.26
($0.10)
$0.17
$0.08
$0.07
$1.48
Diluted EPS
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy



2025
$1.00
($0.08)
$0.17
$0.07
$0.06
$1.22
Diluted EPS
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy

Year-to-Date EPS by Segment

Nine Months Ended September 30


2026
Diluted EPS
$2.57
$0.25
$0.52
$0.22
$0.14
$3.70
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy


2025
Diluted EPS
$2.08
$0.26
$0.51
$0.19
$0.04
$3.08
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy

MGE ENERGY

Strong Record of Regulated Asset Growth



Net PP&E + CWIP ($millions)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
10-Year Compound Annual Growth Rate (CAGR): 7.5%

Electric Utility Mix

Twelve Months Ended December 31, 2025


Electric Retail Revenues
52%
38%
8%
2%
Electric Retail Volumes
56%
28%
11%
5%
Electric Customers
87%
13%
Residential
Commercial
Industrial
Other

Gas Utility Mix

Twelve Months Ended December 31, 2025


Gas Revenues
59%
38%
3%
Gas Volumes
37%
37%
26%
Gas Customers
90%
10%
Residential
Commercial/Industrial
Other

Allowance for Funds Used During Construction (AFUDC)

AFUDC-Eligible Projects Excluded from Rate Case	Source	Anticipated MGE Investment ($M)[1]	Anticipated Approval	Anticipated In-Service
Badger Hollow	Wind	$36	Approved	2027
Dawn Harvest	Solar	$34	Approved	2027
Forward Repower	Wind	$14	Approved	2027
2027 Total		**$84**		
Columbia Energy Dome	Storage	$22[2]	Approved	2028
Fox	Solar	$27	Q4 2026	2028
Good Oak	Solar	$22	Approved	2028
Gristmill	Solar	$15	Approved	2028
Saratoga	Solar	$35	Approved	2028
Saratoga	Battery	$11	Approved	2028
Superior	Solar	$40	Q4 2026	2028
Ursa	Solar	$46	Approved	2028
2028 Total		**$218**		
Akron	Solar	$52	Q4 2026	2029
Dawn Break	Solar	$42	Q4 2026	2029
Dawn Break	Battery	$36	Q4 2026	2029
Emerald Bluffs	Solar	$57	Q4 2026	2029
2029 Total		**$187**		

Note: All projects are included within the 5-year capital plan.

AFUDC Provides Timely Returns On Projects Under Construction

See Cautionary Note - Forward-Looking Information at the beginning of this presentation.
See slides 31-32 for endnotes.

MGE ENERGY

Leased Generation Facility Investments

	West Campus Cogeneration Facility (WCCF)[1]	Elm Road Generating Station (ERGS)[2,3]
Fuel Type	Natural Gas	Coal
Capacity Owned by MGE Energy	157 MW	106 MW
Lease Agreement Equity Ratio / ROE	53.0% / 12.1%	55.0% / 12.7%
Base Lease Term	30 Years	30 Years
Base Lease Term Expiration	2035	Unit 1: 2040 Unit 2: 2041

Nonregulated Energy Segment Contribution to MGE Energy EPS

	2021	2022	2023	2024	2025
Segment Diluted EPS	$0.59	$0.61	$0.62	$0.66	$0.68
% of MGEE Consolidated EPS	20.2%	19.9%	19.0%	20.0%	18.2%

Quasi-Regulated Generation Provides Predictable and Attractive Earnings Profile

See Cautionary Note - Forward-Looking Information at the beginning of this presentation.
See slides 31-32 for endnotes.

Transmission Investment Outlook

MGE Energy anticipates transmission investment opportunities later this decade through American Transmission Company (ATC)

- MGE Energy holds 3.6% equity ownership interest in ATC[1]
- Federal Energy Regulatory Commission (FERC)-regulated formula rates provide predictable cost recovery with utilities as primary customers
- Authorized ROE of 10.48% with 50% equity capital structure
- Capital contributions from MGE to support ATC capital expenditures are not reflected in MGE Energy's standalone capital program and are primarily dependent on the operations and expansion of ATC

2021-2025 Financial Impacts to MGE Energy from ATC

($ millions)	2021	2022	2023	2024	2025
Equity Earnings in ATC (pre-tax)	$9.8	$9.0	$10.5	$12.5	$12.7
Dividend Income from ATC	$7.8	$7.1	$8.4	$8.6	$10.6
Capital Contributions to ATC	$0.0	$2.7	$3.8	$2.7	$8.4
Segment Diluted EPS	**$0.19**	**$0.18**	**$0.21**	**$0.25**	**$0.26**
% of MGEE Consolidated EPS	6.5%	6.0%	6.6%	7.4%	7.0%

ATC Projected Capital Expenditures[2]



($ millions)
$1,507
$1,978
$2,293
$1,518
$1,535
2026
2027
2028
2029
2030

See slides 31-32 for endnotes.

ESG – Disclosures

Below are links to ESG information:

Corporate Responsibility and Sustainability Report

EEI-AGA Quantitative Template

EEO-1 Data Report

Task Force on Climate-Related Financial Disclosures Report

Code of Ethics

Occupational Health and Safety Policy

MGE Foundation Giving

Lobbying Disclosures

MGE

MGE Energy













Endnotes:

Slide	Notes
4	1. Customer and revenue mix as of December 31, 2025. 2. A credit rating is not a recommendation to buy, sell or hold securities and may be lowered or withdrawn by the rating agency at any time. 3. Compound annual growth rate (CAGR) of earnings per share refers to the period beginning December 31, 2020 and ending December 31, 2025. 4. For the 10-year period ending December 31, 2025.
5	1. Nonregulated energy operations are conducted through MGE Energy's subsidiaries: MGE Power, MGE Power Elm Road, and MGE Power West Campus. These subsidiaries own electric generating capacity that they lease to MGE to assist MGE. 2. 3.6% interest in American Transmission Company LLC which owns and operates electric transmission lines in Wisconsin. 4.4% interest in ATC Holdco LLC, a transmission development company separate from American Transmission Company, LLC. 3. In addition to its primary operating subsidiaries, MGE Energy holds investments in companies and property that relate to the regulated operations and financing the regulated operations, through its wholly owned subsidiaries Central Wisconsin Development Corporation (CWDC), MAGAEL LLC, and North Mendota, and Corporate functions.
6	1. Compound annual growth rate (CAGR) of earnings per share and dividend per share refers to the period beginning December 31, 2020 and ending December 31, 2025.
7	1. Population growth projections are based on 2020 U.S. Census data and City of Madison population forecasts through 2050. 2. Unemployment rate taken from bls.gov as of October 7, 2026. 3. Compound annual growth rate (CAGR) of electric and gas customer counts refers to the period beginning December 31, 2020 and ending December 31, 2025.
10	1. Includes an earnings sharing mechanism, under which, if MGE earns above the authorized Return on Equity (ROE) in the rate order: (i) MGE will retain 100.0% of earnings for the first 15 basis points above the authorized ROE; (ii) 50.0% of the next 60 basis points will be required to be deferred and returned to customers; and (iii) 100.0% of any remaining excess earnings will be required to be refunded to customers. The earnings calculation excludes fuel rules adjustments. 2. MGE filed a 2027 Fuel Cost Plan with the PSCW in June 2026. The plan would lower the 2027 increase in electric rates from 3.63% to 2.31% to reflect lower expected fuel costs. MGE expects a final decision from the PSCW on the Fuel Cost Plan by the end of 2026.
11	1. Median household income data sourced from Federal Reserve Economic Data (FRED), last published September 16, 2026. 2. Average residential customer bill sourced from FERC Form 1 filings of Madison Gas and Electric, Wisconsin Electric Power Co., Wisconsin Public Service Corp., Wisconsin Power and Light Co., Northern States Power-Wisconsin
13	1. Forecasted and actual capital expenditures do not include Allowance for Funds Used During Construction (AFUDC). Forecasted capital expenditures include future projects which will require MGE to request and obtain approval from the Public Service Commission of Wisconsin (PSCW). 2. Nonregulated energy - Owning and leasing electric generating capacity that assists MGE through MGE Energy's wholly owned subsidiaries MGE Power Elm Road and MGE Power West Campus.
14	1. On May 6, 2026, MGE Energy priced a public offering of approximately 3.3 million shares of its common stock, with approximately 2.3 million shares related to a forward sale agreement. MGE Energy expects to physically settle the forward sale agreement within the 20-month term. Physical settlement will be driven by capital expenditure timing. 2. As of September 30, 2026, MGE sold an aggregate of 154,321 shares of its common stock under the ATM at an aggregate net proceeds of $11.5 million and $0.2 million in transaction fees paid.

Endnotes:

Slide	Notes
15	1. A credit rating is not a recommendation to buy, sell or hold securities and may be lowered or withdrawn by the rating agency at any time.
18	1. Excluding AFUDC 2. MGE received PSCW approval to recover 100% AFUDC 3. Estimated costs are expected to exceed PSCW previously approved CA levels. Notifications are provided to the PSCW when costs increase above CA levels. MGE has and will continue to request recovery of the updates in its rate case proceedings.
19	1. Excluding AFUDC 2. MGE received PSCW approval to recover 100% AFUDC 3. Estimated costs are expected to exceed PSCW previously approved CA levels. Notifications are provided to the PSCW when costs increase above CA levels. MGE has and will continue to request recovery of the updates in its rate case proceedings. 4. For Columbia Energy Dome, a grant award from the U.S. Department of Energy is expected to reduce MGE's portion of the total estimated project expenses to approximately $16 million. 5. In February 2026, MGE executed an asset purchase agreement to acquire 33.4% ownership interest in the RockGen Energy Center, an existing natural gas-fired generating plant near Cambridge, Wisconsin. MGE's estimated cost is approximately $203 million. If approved, the project is expected to be placed in service in 2027. 6. In October 2025, MGE and other co-owners filed a joint application with the PSCW for upgrades to the non-regulated Elm Road Units. The project would convert existing coal-fired boilers to natural gas. MGE holds an 8.33% ownership interest in the facility. MGE's estimated cost is approximately $11 million. If approved, the project is expected to be placed in service in 2028.
27	1. Excluding AFUDC 2. Estimated costs are expected to exceed PSCW previously approved CA levels. Notifications are provided to the PSCW when costs increase above CA levels. MGE has and will continue to request recovery of the updates in its rate case proceedings. For Columbia Energy Dome, a grant award from the U.S. Department of Energy is expected to reduce MGE's portion of the total estimated project expenses to approximately $16 million
28	1. West Campus Cogeneration Facility (WCCF) is jointly-owned by MGE and the University of Wisconsin (UW). 2. Elm Road is jointly owned by MGEE, WPPI Energy, Inc, and WEC, which operates the units. MGE's ownership interest is 8.33%. 3. In 2025, the co-owners of ERGS filed a joint application with the PSCW to end the use of coal as a primary fuel and transition the plant to natural gas. Transition plans and costs will be subject to PSCW approval. By the end of 2030, coal is expected to be used only as a backup fuel. By the end of 2032, MGE expects that the units will be fully transitioned away from coal.
29	1. Capital investments by ATC are expected to be funded through a combination of internally generated cash flow, debt and investor contributions. As opportunities arise, MGE Energy plans to make additional investments in ATC through voluntary capital calls based upon its pro rata equity ownership interest in ATC. 2. Projected capital expenditures are from ATC forecasts, available via www.atcllc.com/oasis-directory.

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